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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                             PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

               I, James R. Riedman, Chairman and Chief Executive Officer of Phoenix Footwear Group, Inc. (the "Company"), hereby certify that the Company's Annual Report on Forms 10-K for the fiscal year ended December 31, 2002, containing the financial statements of the Company for that period, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and that information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2003                         /s/ James R. Riedman
                                              ----------------------------------
                                              James R. Riedman
                                              Chairman & Chief Executive Officer